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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): July 28, 1998

             DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the
                    Pooling and Servicing Agreement, dated as
               of July 1, 1998, providing for the issuance of the
                         DLJ MORTGAGE ACCEPTANCE CORP.,
               Mortgage Pass-Through Certificates, Series 1998-3).

                          DLJ MORTGAGE ACCEPTANCE CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 333-51537                      13-3460894
----------------------------       ---------                   ----------------
(State or Other Jurisdiction      (Commission                  (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)

  277 Park Avenue
  New York, New York                                           10172
----------------------                                      -------------
  (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 892-3000

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Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp., Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-3

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-3, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated July 30, 1998.

--------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 28, 1998 and the prospectus supplement dated July 28, 1998, of DLJ Mortgage Acceptance Corp., relating to its Mortgage Pass-Through Certificates, Series 1998-3.


Item 7.  Financial Statements, Pro Forma Financial


         Information and Exhibits.
         -------------------------
(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.
                  filed on Form SE dated July 30, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DLJ MORTGAGE ACCEPTANCE CORP.

                                       By:/s/ Shannon Smith
                                          ------------------------------
                                          Name:    Shannon Smith
                                          Title:   Senior Vice President

Dated:  July 30, 1998


Exhibit Index
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Exhibit                                                                    Page
-------                                                                    ----

99.1              Computational Materials filed on Form SE dated July 30, 1998.


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                   July 30, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re: DLJ Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 1998-3
                           ----------------------------------------------------

Ladies and Gentlemen:

         On behalf of DLJ Mortgage Acceptance Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                  Very truly yours,

                                                  /s/ Bruce S. Kaiserman

                                                  Bruce S. Kaiserman

Enclosure